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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number       811-08071

                         Lazard Retirement Series, Inc.
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:    06/30/05

ITEM 1.  REPORTS TO STOCKHOLDERS.

Lazard
Retirement Series
Semi-Annual
Report

J U N E   3 0 ,   2 0 0 5

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Lazard Retirement Series, Inc.
Investment Overviews

A Message from Lazard

The first half of 2005 witnessed a bumpy ride for global stocks, as the markets were unable to sustain a strong advance. Signs of positive economic growth and improving company earnings were generally not reflected in stock prices as a result of macro-economic concerns that weighed on the markets. Persistent worries that high oil prices would slow economic growth continued to unnerve investors as oil prices topped $60 a barrel, driven by increased demand from China and fears over supply disruptions. Currency prices and interest rates were also at the forefront of investor concerns during the period. The sustainability of European integration and the euro itself came under scrutiny after the rejection of the proposed European Union Constitution by Dutch and French voters. Anxiety about the prospects for the euro contributed to a rally in the U.S. dollar, which strengthened considerably, based on positive U.S. economic data and encouraging signals from the Federal Reserve regarding interest rate hikes. Meanwhile, ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland, amid worries that the global economy’s expansion may slow. Overall, this six-month period seemed to be a case study in the extreme difficulty of predicting the markets’ short-term performance. It seemed that every piece of good news was often followed by a high-profile disappointment.

Over the first six months of 2005, the S&P 500® Index declined 0.81%, the Russell 2000® Index fell 1.25%, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index fell 1.17%, and the MSCI Emerging Markets (EM®) Index gained 6.0% .

Our Outlook for Global Equities

The uncertainties of the short-term direction of the global stock markets notwithstanding, we remain optimistic about the longer-term prospect for global equity returns. Global economic activity remains solid, the increase in U.S. short-term rates are being well digested by the marketplace and, most importantly, earnings growth continues. Valuations within large companies are at historical discounts as compared to the small-cap sector, and large-cap companies are exhibiting attractive cash flow and dividend yields to support these valuations. In our opinion, these companies have solid competitive positions and the ability to generate consistent returns on capital. In the United States, we have seen large-cap stocks begin to outperform, and we believe that this trend may spread globally. Correspondingly, we believe that our approach to equity investment — seeking high quality, financially productive companies at low valuations — should prove beneficial for long-term investors. Our outlook for emerging markets equities is also optimistic, as evidence suggests that emerging markets shares remain undervalued in comparison to those of developed countries. Seldom have so many emerging markets countries had growth-friendly political and economic structures in place. There is strong global demand for their exports, as well as growing domestic demand due to relatively low interest rates.

From an economic perspective, there are signs that the global economy is well positioned for an upturn. Although higher oil prices have taken their toll, we believe that global growth should reach more than 4% this year. It is our view that the global growth scenario that began in the late 1980s is proceeding at a healthy pace. In our opinion, this multi-decade phenomena should continue to fuel the improved financial health and earnings growth of corporations around the globe.

We believe that U.S. economic growth should range between 3.5% and 4%, although corporate profitability may be tested, as the slack in the labor market gradually dissipates and productivity gains and debt service savings become exhausted. Returns on equity appear to have stabilized, recovering from the down period of 2002. Although Canada’s economy was quite weak at the end of last year and the beginning of 2005, we believe it is back on track and able to grow by 2.6% this year and 3% next year. In Europe, it has been estimated that the 10% decline in the euro against the dollar for the year to date could add up to 5% to earnings growth, as exports rise and competing imports become more expensive. In Japan, there is cautious optimism regarding the sustainability of its long-awaited recovery. Corporate pricing power

Lazard Retirement Series, Inc.
Investment Overviews (continued)

appears to be improving, which raises the question of whether the Bank of Japan will abandon its ultra-accommodative monetary policy (with interest rates virtually at zero). Recent data revealed strength in China’s industrial output, which was up 16.6%, year over year, in May. Despite concerns over a weakening in energy production, it is too early to predict its potential impact on China’s business cycle expansion. The Australian economy is in its fourteenth year of expansion and has grown more than 3% for each of the last two years. The Reserve Bank of Australia has tightened monetary policy in order to slow the economy and stave off inflation. As a result, Australia’s growth is expected to slow to 2.5% this year.

We maintain our view that this is a stock picker’s market rather than one that favors sector rotation or other short-term timing strategies. With the possible exception of energy, we do not see excessive over or under valuations between sectors or industries. Valuation levels between domestic and international stocks have narrowed, but stock selection overseas remains a critical prerequisite to success. We believe that market leadership is likely to be more narrow than in previous cycles, with only the highest quality and most attractively valued companies delivering outperformance. For these reasons, we believe that good stock selection and proper portfolio construction will be paramount to managing risk and garnering positive portfolio returns.

Equity Markets Overview

For the first six months of 2005, global markets drifted sideways, due to concerns regarding rising oil prices and signs of slowing economic growth. During the Federal Open Market Committee meeting in March, the U.S. Federal Reserve cited increasing inflationary pressure and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. This renewed fear of inflation hurt the more cyclical stocks, especially commodity producers. Also in March, declines in retail sales and industrial production caused Japanese stocks to fall. Through the end of March, most Asian markets lagged modestly, as did the United States, while Europe outperformed.

After falling sharply in April, global equity markets rebounded modestly in May and June. Currency and oil prices were at the forefront of investor concerns. After the Dutch and French voters soundly rejected the proposed E.U. Constitution, the sustainability of European integration and the euro itself were called into question. The call for German elections in the fall also added to the uncertainty in Europe. These factors led to a weakening in the euro, reversing a trend that began in the first quarter of 2000. In contrast to the euro, the U.S. dollar strengthened considerably based on positive economic data and encouraging signals from Alan Greenspan regarding the interest rate hikes. Falling bond yields in June outweighed concerns that record oil prices would slow economic growth and hurt corporate earnings. Ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland, amid worries that the global economy’s expansion may slow. Also in June, the Bank of England voted to hold the benchmark interest rate at 4.75%, although two members voted to cut rates, underscoring increased anxiety regarding signs of faltering growth in the U.K. economy. In Japan, the government unexpectedly cut its estimate for first quarter economic growth due to sluggish export demand from overseas. Higher oil prices are one factor attributed to the global markets’ lackluster performance. Oil prices continued to climb over the first six months of the year, creating concern about supply levels being maintained. Demand for oil remained strong, particularly in China, as the government tries to sustain high economic growth rates.

Global stocks finished the first six months of the year with a small negative return. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar’s advance. Although Japanese stocks moved lower, other Asia-Pacific markets performed well over the period. Small-cap stocks continued their outperformance of large-cap stocks. From a sector perspective, energy stocks were the best performers, as the price of oil rose to more than $60 a barrel. Utility stocks also rose as

Lazard Retirement Series, Inc.
Investment Overviews (continued)

investors sought higher dividend yields. Materials, industrials, and consumer discretionary stocks underperformed, reflecting concern that slower global economic growth may curtail demand.

After a solid but volatile first quarter, emerging markets enjoyed a broad-based rally in the second quarter as they continued to outperform the developed markets. As measured by the MSCI EM Index, emerging markets have posted four consecutive quarters of positive returns and have gained 6% for the year to date. Volatility continues to be low, and investor risk appetite remains high. Investment banks have continued to be extremely active with IPOs and share placements. As evidence of the broadening of this opportunity set for investors, MSCI added nearly 100 companies to its Emerging Markets Index during May.

Lazard Retirement Equity Portfolio

For the six months ended June 30, 2005, Lazard Retirement Equity Portfolio posted a total return of (1.21)%, as compared with the (0.81)% return of the S&P 500 Index.

The year began with the U.S. markets declining in January, followed by a rebound in February. In March, renewed inflation fears caused the U.S. markets to again decline, impacting more cyclical stocks, especially commodity producers. The markets fell sharply in mid-April based on news of disappointing March retail sales and a widening U.S. trade deficit. After rebounding in May and June, the U.S. markets ended the first six months of the year slightly negative. Large-cap stocks outperformed small-cap stocks over the period, signaling a possible turning point after several years of small cap outperformance. From a sector perspective, energy was the best performer although defensive stocks, such as health care and utilities, also did well. Materials, industrials, and consumer discretionary stocks lagged, reflecting concern that slowing economic growth may curtail demand. Transportation stocks also underperformed, as the price of oil rose.

The Portfolio benefited from an overweight position in energy, as this sector greatly outperformed the overall market due to rising oil prices. Stock selection in consumer discretionary detracted from performance as media stock holdings, such as News Corp. and Tribune, declined. Stock selection in technology detracted from performance as Avaya fell due to a lack of significant improvement in corporate spending. However, Avaya has significant market share in VOIP (voice over internet protocol) and we believe that it may benefit from the adoption of this technology as companies transition to VOIP telephone service in order to reduce costs.

Emboldened by the accommodative monetary policy of most major economies, investors have aggressively embraced risk over the last two years. However, as the U.S. Federal Reserve continues to raise interest rates, we believe that investors’ risk tolerance should moderate, encouraging them to rotate into higher quality companies. In our opinion, the Portfolio is well positioned for such a rotation.

Lazard Retirement Small Cap Portfolio

For the six months ended June 30, 2005, Lazard Retirement Small Cap Portfolio posted a total return of (0.18)%, as compared with the (1.25)% return of the Russell 2000 Index.

After posting a negative return in the first quarter, U.S. small-cap markets rallied in the second quarter to post a 4.3% return, as measured by the Russell 2000 Index. Despite the positive gain in the Russell 2000 Index, contributors to performance were largely the defensive sectors, such as energy, utilities, and real estate investment trusts (REITs). As in the first quarter, the larger names with better financial return profiles performed appreciably better than the more speculative elements within small-cap, such as stocks under $250 million in capitalization, stocks priced under $5, and non-earners. Overall, continued concerns over a slowing economic environment, as well as uncertainty surrounding further Fed tightenings, has served to quell the more speculative elements within the small-cap marketplace. For the year-to-date, the energy, utilities and REIT sectors were the strongest contributors to index performance, while the technology and materials/processing sectors were the biggest detractors.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

For the first six months of the year, stock selection and sector weightings positively impacted Portfolio results. The Portfolio benefited from stock selection in the consumer discretionary, industrials and health care sectors. Within the consumer discretionary sector, the Portfolio benefited from shares in Tractor Supply Corporation, an operator of retail stores serving the farm and ranch community. In the industrial sector, the Portfolio benefited from shares in Roper Industries, which has interests in general industrial, energy and radio frequency identification (RFID) end markets. In health care, shares of Beverly Enterprises rose, after the company received a takeover bid at a price that was 25% above prior trading levels. We used this opportunity to sell our shares as the stock had become fairly valued compared to its peers.

The Portfolio’s first half results were negatively impacted by an overweight position in technology and by stock selection in energy. We believe that technology shares stand to benefit from a broader-based resumption of IT spending following corporations’ intense focus on preparing for Sarbanes-Oxley requirements. Given their moribund performance over the last 12 months, we believe that many technology shares are attractively valued and have managements that are more proactive about rightsizing their businesses to current conditions and/or returning excess or idle cash to shareholders. Stock selection in the energy sector hurt results, as the Portfolio’s energy holdings did not appreciate as much as many other stocks in this group. However, an overweight position in energy did serve to mitigate some of this underperformance.

Small-cap valuations continue to hover around longer-term averages relative to large-cap valuations. Thus, we believe that small-cap share price appreciation during the last six months may largely be a result of earnings-driven successes, rather than the continued multiple expansion of the past few years. In this environment, we believe that our focus on stock selection should serve to generate solid investment results as compared to those of the overall small-cap indices.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2005, Lazard Retirement International Equity Portfolio posted a total return of (2.61)%, as compared with the (1.17)% return of the MSCI EAFE Index.

After a strong year-end rally in international equities, 2005 began with the markets weakening in January, followed by a rebound in February. International stocks fell again in both March and April, due to rising oil prices and signs of slowing economic growth. Despite a failure to ratify the E.U. Constitution and the resulting decline of the euro, the markets recovered in May and June. The rebound was attributed to lower interest rates, as ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland, amid worries that the global expansion may slow. Small-cap stocks continued to outperform large-cap stocks over the six-month period. From a sector perspective, energy and utility stocks were among the best performers, while telecommunications and technology stocks lagged. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar’s advance.

The Portfolio benefited from stock selection in the consumer discretionary sector as automakers, such as Volkswagen and Porsche, performed well. Porsche is benefiting from increased sales in the U.S., while Volkswagen was boosted by the expectation of an aggressive restructuring plan to improve profitability. Technology was also a positive contributor, as Nokia shares rebounded. Stock selection in financials detracted from returns as shares in UK banks, such as Royal Bank of Scotland and Barclays, weakened after the Bank of England raised short term interest rates, and signs of deteriorating credit quality emerged. However, these companies have generated positive return-on-equity in a variety of macroeconomic environments and we believe that valuations are attractive versus historical norms.

The dramatic outperformance of smaller stocks over the past five years has been a headwind for the Portfolio due to its focus on high-quality, large-cap companies with good competitive positions

Lazard Retirement Series, Inc.
Investment Overviews (continued)

and positive returns on capital. However, we believe that signs of a reversal in the capitalization cycle have emerged, as the tighter monetary policy of the U.S. Federal Reserve dampens investor risk tolerance. Larger stocks have begun to outperform in the U.S., and we believe that this trend may spread internationally due to the lower valuations and the higher return on equity of larger stocks. In our opinion, the Portfolio is well positioned for such a rotation in the markets.

Lazard Retirement Emerging Markets Portfolio

For the six months ended June 30, 2005, Lazard Retirement Emerging Markets Portfolio posted a total return of 8.7%, as compared with the 6.0% return of the MSCI EM Index.

Emerging markets equities had a solid, but volatile, first quarter of 2005. After positive gains over the first two months of the year, March witnessed a pull back due to concerns regarding the pace of interest rate increases in the United States, and its future impact on the global economy. Of the larger markets, the strongest gains occurred in South Korea, but smaller markets such as Egypt, Pakistan, and Jordan were up dramatically, as well. The lagging markets were led by South Africa, followed by Malaysia, Taiwan, and India, with smaller markets, Venezuela, and Morocco, declining by an even greater percentage. Excluding South Korea, investors returned to the smaller Southeast Asian markets, in which the Philippines was the best performer. The remaining markets were mixed over the quarter, but there were newsworthy events. Most notable was Bank Negara, the Malaysian Central Bank, which announced a removal of capital controls allowing the freer movement of currency into and out of Malaysia. The hope is that these steps will lead to a free-floating currency. Eastern Europe, the Middle East, and Africa produced the largest return swings in the quarter. The only major market that fell was the South African market, which is heavily represented by commodity companies. Latin America experienced a generally positive quarter. Brazilian equities rose even as investors became cautious, based on global demand for commodities. Of the smaller markets, Argentina was up strongly after the country concluded its debt restructuring. Venezuelan shares fell sharply during the quarter despite higher crude oil prices, as government policy has continued to concern investors.

Emerging markets equities bottomed out during the second quarter of 2005 after the markets had corrected sharply in March. In April, emerging markets equities fell modestly, but began to rebound materially in both May and June. By region, Latin American equities considerably outpaced markets in Asia, Eastern Europe, the Middle East and Africa. Notable features over the quarter included a continuation in the strong crude oil price, which went over $60 a barrel, and considerable strength in the U.S. dollar against many world currencies. All Latin American equity markets rose over the quarter. The biggest increases were recorded in Colombia, Mexico, and Argentina. However, the Brazilian equity market also rose significantly despite a political scandal close to President Luiz Inacio Lula de Silva. Except for the Thai and Philippine stock markets, all other Asian emerging markets witnessed increases over the quarter. Chinese shares fared well, despite the possibility of two large foreign acquisitions (Haier of Maytag and CNOOC of Unocal) that were announced during the quarter. A government-related scandal in the Philippines and signs of economic slowdown in Thailand caused profit taking in those markets. After considerable pressure in April, most markets across Eastern Europe, the Middle East, and Africa posted gains during the second quarter. Aided by positive investment flows, Egyptian equities continued to rally, and Hungarian shares moved higher due to improving economic conditions. Israeli shares were adversely affected by relatively weak economic activity. In Turkey, most stocks recovered after weakness in May, which had resulted from the market’s reaction to the unsuccessful French and Dutch votes regarding the E.U. Constitution, and a higher likelihood of a German election, both viewed as potentially destabilizing for Turkey’s E.U. entry. By sector, energy, consumer staples, information technology, and utilities outperformed the Index over the first six months. Consumer discretionary, financials,

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

health care, industrials, materials, and telecommunication services underperformed.

Over this six-month period, good stock selection in industrials and telecom services and in Indonesia added value. The Portfolio also benefited from an overweight position in Egypt. In addition, both Orascom Telecom and Orascom Construction (Egypt) rose after posting positive operating trends. HM Sampoerna (Indonesia) helped performance when shares increased to the Portfolio’s target price after Philip Morris International made a bid on the company at a premium to the market price. As the stock was fully valued, it was sold from the Portfolio. Daewoo Shipbuilding shares (South Korea) also rose, as the company continues to see rising demand for LNG ships. These specialized, double-hull ships are built to hold liquefied natural gas (or methane), at extremely cold temperatures. Detractors from performance included poor stock selection in China and India. Shares of People’s Food (China) fell after the company reported results and offered confusing guidance. South African company, Sappi, saw its shares move lower as the company struggled to raise paper prices in the United States and Europe. And, shares of Edgars Consolidated Stores (South Africa) weakened due to concerns over the domestic economy.

Notes to Investment Overviews:

All returns are for the period ended June 30, 2005 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.
Performance Overviews
(unaudited)

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio
and S&P 500® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolioand Russell 2000® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio
and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio
and MSCI Emerging Markets (EM®) Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Information About Your Fund’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

For each Portfolio of the Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Portfolio of the Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/05	6/30/05	1/1/05 – 6/30/05	1/1/05 – 6/30/05

Retirement Equity Portfolio
Actual	$1,000.00	$987.90	$6.16	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement Small Cap Portfolio
Actual	$1,000.00	$998.20	$6.19	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement International Equity Portfolio
Actual	$1,000.00	$973.90	$6.12	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement Emerging Markets Portfolio
Actual	$1,000.00	$1,087.00	$8.28	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

*	Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average value over the period, multiplied by 181/365 (to reflect one-half year period).

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
June 30, 2005 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	3.6%	12.6%	—%	2.0%
Consumer Discretionary	13.5	12.0	8.4	7.9
Consumer Durables	0.5	0.5	6.9	3.4
Consumer Staples	6.8	1.2	12.0	9.0
Energy	12.3	9.5	11.9	10.4
Finance	21.2	19.7	23.0	16.1
Health	7.7	5.4	9.1	0.9
Process Industry	2.8	5.5	0.5	11.9
Producer Manufacturing	8.3	7.4	5.7	0.7
Technology	11.0	15.5	7.7	12.2
Telecommunications	4.7	—	6.7	16.6
Transportation	0.9	3.5	0.9	2.2
Utilities	3.1	2.4	3.4	1.2
Short-Term Investments	3.6	4.8	3.8	5.5

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Lazard Retirement Series, Inc.

Portfolios of Investments
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—97.0%
Aerospace & Defense—1.4%
United Technologies Corp.	1,300	$66,755

Airlines—0.5%
Southwest Airlines Co.	1,500	20,895

Apparel & Textiles—1.3%
Polo Ralph Lauren Corp.	700	30,177
Reebok International, Ltd.	700	29,281

		59,458

Automotive—0.6%
Lear Corp.	700	25,466

Banking—9.4%
Bank of America Corp.	2,500	114,025
Fifth Third Bancorp	2,000	82,420
Golden West Financial Corp.	1,000	64,380
M&T Bank Corp.	450	47,322
North Fork Bancorporation, Inc.	1,200	33,708
Northern Trust Corp.	550	25,074
Wells Fargo & Co.	1,100	67,738

		434,667

Business Services & Supplies—2.7%
ARAMARK Corp., Class B	2,300	60,720
Automatic Data Processing, Inc.	1,500	62,955

		123,675

Chemicals—1.0%
Huntsman Corp.	2,300	46,621

Computer Software—4.6%
Computer Associates International, Inc.	1,200	32,976
Microsoft Corp.	5,600	139,104
Oracle Corp. (a)	2,850	37,620

		209,700

Computers & Business
Equipment—5.7%
Avaya, Inc. (a)	6,500	54,080
Cisco Systems, Inc. (a)	3,200	61,152
Hewlett-Packard Co.	2,200	51,722
International Business Machines Corp.	875	64,925
Novellus Systems, Inc. (a)	1,200	29,652

		261,531

Consumer Products—1.1%
Altria Group, Inc.	750	48,495

Cosmetics & Toiletries—2.2%
Avon Products, Inc.	1,400	52,990
The Gillette Co.	1,000	50,630

		103,620

Diversified—5.2%
Emerson Electric Co.	500	31,315
General Electric Co.	3,050	105,683
Honeywell International, Inc.	1,200	43,956
Tyco International, Ltd.	2,000	58,400

		239,354

Drugs & Health Care—5.2%
Allergan, Inc.	700	59,668
Bristol-Myers Squibb Co.	1,000	24,980
Medco Health Solutions, Inc. (a)	700	37,352
Novartis AG ADR	600	28,464
Pall Corp.	800	24,288
Pfizer, Inc.	2,350	64,813

		239,565

Environmental—0.9%
Republic Services, Inc.	1,200	43,212

Financial Services—7.8%
Citigroup, Inc.	1,900	87,837
Federated Investors, Inc., Class B	1,000	30,010
JPMorgan Chase & Co.	2,754	97,271
MBNA Corp.	2,200	57,552
Merrill Lynch & Co., Inc.	700	38,507
Morgan Stanley	500	26,235
The First Marblehead Corp. (a)	600	21,036

		358,448

Food & Beverages—3.5%
H.J. Heinz Co.	1,250	44,275
PepsiCo, Inc.	525	28,313
The Coca-Cola Co.	1,400	58,450
The Pepsi Bottling Group, Inc.	1,100	31,471

		162,509

Forest & Paper Products—1.8%
Ball Corp.	1,200	43,152
International Paper Co.	1,300	39,273

		82,425

Insurance—4.1%
American International Group, Inc.	1,200	69,720
Jefferson-Pilot Corp.	700	35,294
RenaissanceRe Holdings, Ltd.	1,100	54,164
The St. Paul Travelers Cos., Inc.	700	27,671

		186,849

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Manufacturing—1.7%
Dover Corp.	1,000	$36,380
Ingersoll-Rand Co., Ltd., Class A	600	42,810

		79,190

Medical Products & Services—2.6%
Johnson & Johnson	1,000	65,000
MedImmune, Inc. (a)	2,000	53,440

		118,440

Multimedia—5.4%
Clear Channel Communications, Inc.	1,500	46,395
News Corp., Class A	7,200	116,496
Tribune Co.	1,300	45,734
Viacom, Inc., Class B	1,200	38,424

		247,049

Oil & Gas—12.4%
BJ Services Co.	800	41,984
Burlington Resources, Inc.	500	27,620
Chevron Corp.	1,400	78,288
ConocoPhillips	1,500	86,235
Exxon Mobil Corp.	2,900	166,663
GlobalSantaFe Corp.	1,850	75,480
Marathon Oil Corp.	600	32,022
Occidental Petroleum Corp.	400	30,772
Schlumberger, Ltd.	400	30,376

		569,440

Restaurants—1.1%
McDonald's Corp.	1,900	52,725

Retail—5.8%
Amazon.com, Inc. (a)	700	23,156
Dollar Tree Stores, Inc. (a)	1,900	45,600
IAC/InterActiveCorp. (a)	1,000	24,050
Sears Holdings Corp. (a)	220	32,971
The Home Depot, Inc.	1,700	66,130
Wal-Mart Stores, Inc.	1,550	74,710

		266,617

Semiconductors &
Components—0.8%
Intel Corp.	1,400	36,484

Telecommunications—4.7%
ALLTEL Corp.	900	56,052
Nextel Communications, Inc.,
Class A (a)	1,400	45,234
Sprint Corp.	2,100	52,689
Verizon Communications, Inc.	1,850	63,918

		217,893

Transportation—0.4%
United Parcel Service, Inc., Class B	300	20,748

Utilities—3.1%
Entergy Corp.	450	33,998
KeySpan Corp.	1,400	56,980
The Southern Co.	1,550	53,738

		144,716

Total Common Stocks
(Identified cost $4,083,012)		4,466,547

	Principal
	Amount
	(000)

Repurchase Agreement—3.7%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$170,000 United States Treasury
Note, 4.25%, 08/15/14, with a
value of $176,375)
Proceeds of $169,012
(Identified cost $169,000)	$169	169,000

Total Investments—100.7%
(Identified cost $4,252,012) (b)		$4,635,547
Liabilities in Excess of Cash
and Other Assets—(0.7)%		(30,311)

Net Assets—100.0%		$4,605,236

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—96.5%
Aerospace & Defense—3.1%
DRS Technologies, Inc. (a)	18,950	$971,756
Engineered Support Systems, Inc.	27,900	999,657
Esterline Technologies Corp. (a)	28,800	1,154,304
The Titan Corp. (a)	37,700	857,298

		3,983,015

Agriculture—1.8%
Delta & Pine Land Co.	35,950	900,907
The Scotts Miracle-Gro Co., Class A (a)	19,000	1,352,990

		2,253,897

Apparel & Textiles—2.7%
AnnTaylor Stores Corp. (a)	36,800	893,504
Hot Topic, Inc. (a)	30,800	588,896
The Gymboree Corp. (a)	65,950	900,877
The Timberland Co., Class A (a)	28,200	1,091,904

		3,475,181

Automotive—2.4%
Rush Enterprises, Inc., Class A (a)	41,500	553,610
TBC Corp. (a)	36,400	987,532
Wabash National Corp.	36,600	886,818
Winnebago Industries, Inc.	19,200	628,800

		3,056,760

Banking—9.1%
Bank of the Ozarks, Inc.	33,600	1,103,424
BankUnited Financial Corp., Class A	24,500	662,480
Boston Private Financial Holdings, Inc.	27,100	682,920
First Community Bancorp	15,200	722,000
First Midwest Bancorp, Inc.	23,000	808,910
MAF Bancorp, Inc.	26,100	1,112,643
MB Financial, Inc.	28,700	1,143,121
Provident Bankshares Corp.	19,800	631,818
Sterling Bancshares, Inc.	63,000	980,280
Texas Regional Bancshares, Inc.,
Class A	29,650	903,732
The South Financial Group, Inc.	20,300	576,926
Umpqua Holdings Corp.	36,600	861,564
United Bankshares, Inc.	17,850	635,638
Westamerica Bancorporation	14,700	776,307

		11,601,763

Building & Construction—2.1%
Chicago Bridge & Iron Co. NV	34,300	784,098
ElkCorp	23,600	673,780
The Shaw Group, Inc. (a)	57,600	1,238,976

		2,696,854

Business Services & Supplies—8.1%
ADVO, Inc.	48,575	1,547,114
Arbitron, Inc.	29,400	1,261,260
BearingPoint, Inc. (a)	138,900	1,018,137
MPS Group, Inc. (a)	105,200	990,984
Tetra Tech, Inc. (a)	80,800	1,093,224
The BISYS Group, Inc. (a)	67,700	1,011,438
Watson Wyatt & Co. Holdings	48,700	1,248,181
Wireless Facilities, Inc. (a)	132,500	838,725
Wright Express Corp. (a)	71,800	1,326,146

		10,335,209

Chemicals—2.3%
PolyOne Corp. (a)	118,700	785,794
Rogers Corp. (a)	28,000	1,135,400
Spartech Corp.	59,200	1,053,760

		2,974,954

Coal—0.5%
Foundation Coal Holdings, Inc.	26,300	682,222

Computer Software—1.4%
Secure Computing Corp. (a)	73,600	800,768
SERENA Software, Inc. (a)	47,800	922,540

		1,723,308

Computers & Business
Equipment—3.5%
Avocent Corp. (a)	22,800	595,992
Brooks Automation, Inc. (a)	46,400	689,040
Dot Hill Systems Corp. (a)	150,100	786,524
Foundry Networks, Inc. (a)	69,000	595,470
Photon Dynamics, Inc. (a)	41,600	857,376
Polycom, Inc. (a)	64,700	964,677

		4,489,079

Consumer Products—1.4%
Fossil, Inc. (a)	36,000	817,200
Helen of Troy, Ltd. (a)	20,700	527,022
Matthews International Corp., Class A	10,300	401,288

		1,745,510

Diversified—0.7%
The Liberty Corp.	24,200	890,802

Drugs & Health Care—2.9%
BioScrip, Inc. (a)	94,700	568,200
First Horizon Pharmaceutical Corp. (a)	5,200	99,008
Kindred Healthcare, Inc. (a)	18,500	732,785
LifePoint Hospitals, Inc. (a)	15,700	793,164
Molina Healthcare, Inc. (a)	8,700	385,062
Taro Pharmaceutical Industries, Ltd. (a)	38,500	1,119,195

		3,697,414

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Education—1.3%
DeVry, Inc. (a)	36,400	$724,360
Learning Tree International, Inc. (a)	80,700	970,014

		1,694,374

Environmental—0.5%
Waste Connections, Inc. (a)	17,800	663,762

Equipment Rental—0.8%
United Rentals, Inc. (a)	49,200	994,332

Financial Services—0.9%
Calamos Asset Management, Inc.,
Class A	15,900	433,116
Financial Federal Corp.	19,050	736,092

		1,169,208

Food & Beverages—1.2%
Performance Food Group Co. (a)	38,500	1,163,085
Ralcorp Holdings, Inc.	9,100	374,465

		1,537,550

Forest & Paper Products—0.4%
Packaging Corp. of America	25,050	527,303

Funeral Services—0.3%
Alderwoods Group, Inc. (a)	26,800	385,116

Insurance—3.9%
Arch Capital Group, Ltd. (a)	32,300	1,455,115
Assured Guaranty, Ltd.	55,400	1,294,144
Bristol West Holdings, Inc.	48,300	883,890
Reinsurance Group of America, Inc.	17,250	802,297
Scottish Re Group, Ltd.	23,000	557,520

		4,992,966

Leisure & Entertainment—1.6%
Alliance Gaming Corp. (a)	103,200	1,446,864
Carmike Cinemas, Inc.	16,900	518,492

		1,965,356

Manufacturing—2.3%
Federal Signal Corp.	37,400	583,440
Herman Miller, Inc.	21,500	663,060
Knoll, Inc.	30,100	515,011
Roper Industries, Inc.	15,850	1,131,215

		2,892,726

Medical Products & Services—3.7%
Advanced Medical Optics, Inc. (a)	32,900	1,307,775
Candela Corp. (a)	45,100	471,295
Connetics Corp. (a)	51,300	904,932
Hanger Orthopedic Group, Inc. (a)	128,300	646,632
PSS World Medical, Inc. (a)	108,700	1,353,315

		4,683,949

Metals & Mining—2.4%
Cleveland-Cliffs, Inc.	9,000	519,840
Kennametal, Inc.	7,900	362,215
Olin Corp.	46,750	852,720
RTI International Metals, Inc. (a)	41,200	1,294,092

		3,028,867

Oil & Gas—9.1%
Brigham Exploration Co. (a)	60,400	551,452
Denbury Resources, Inc. (a)	14,600	580,642
Energy Partners, Ltd. (a)	23,500	615,935
Forest Oil Corp. (a)	22,900	961,800
Grey Wolf, Inc. (a)	116,300	861,783
Key Energy Services, Inc. (a)	121,650	1,471,965
Kinder Morgan Management, LLC (a)	28,926	1,330,593
Maverick Tube Corp. (a)	36,300	1,081,740
Oil States International, Inc. (a)	36,300	913,671
Range Resources Corp.	33,200	893,080
Todco, Class A (a)	34,600	888,182
Veritas DGC, Inc. (a)	52,600	1,459,124

		11,609,967

Printing & Publishing—1.9%
Journal Register Co. (a)	71,468	1,251,405
R.H. Donnelley Corp. (a)	19,600	1,214,808

		2,466,213

Real Estate—5.3%
Alexandria Real Estate Equities, Inc.	14,000	1,028,300
BioMed Realty Trust, Inc.	24,500	584,325
Brandywine Realty Trust	26,300	806,095
Capital Automotive REIT	23,100	881,727
CarrAmerica Realty Corp.	21,450	776,061
Lexington Corporate Properties Trust	33,800	821,678
Prentiss Properties Trust	18,300	666,852
The Mills Corp.	19,150	1,164,128

		6,729,166

Restaurants—0.7%
CBRL Group, Inc.	23,500	913,210

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Retail—2.7%
99 Cents Only Stores (a)	54,000	$686,340
CSK Auto Corp. (a)	57,200	954,096
Dick’s Sporting Goods, Inc. (a)	22,200	856,698
The Finish Line, Inc.	2,600	49,192
Tractor Supply Co. (a)	19,300	947,630

		3,493,956

Semiconductors &
Components—6.5%
AMIS Holdings, Inc. (a)	57,700	769,718
Benchmark Electronics, Inc. (a)	32,400	985,608
Coherent, Inc. (a)	29,000	1,044,290
Exar Corp. (a)	89,000	1,325,210
Integrated Device Technology, Inc. (a)	110,800	1,191,100
Metrologic Instruments, Inc. (a)	40,100	502,854
Plexus Corp. (a)	59,500	846,685
RadiSys Corp. (a)	42,700	689,605
TTM Technologies, Inc. (a)	121,600	925,376

		8,280,446

Telecommunications—1.5%
C-COR, Inc. (a)	145,000	993,250
SafeNet, Inc. (a)	28,300	963,898

		1,957,148

Telecommunications
Equipment—1.5%
Applied Signal Technology, Inc.	11,700	222,768
CommScope, Inc. (a)	87,000	1,514,670
Oplink Communications, Inc. (a)	116,000	198,360

		1,935,798

Transportation—3.6%
AirTran Holdings, Inc. (a)	111,200	1,026,376
Forward Air Corp.	29,100	822,657
OMI Corp.	53,700	1,020,837
Pacer International, Inc. (a)	48,000	1,045,920
Swift Transportation Co., Inc. (a)	29,250	681,232

		4,597,022

Utilities—2.4%
AGL Resources, Inc.	33,650	1,300,573
Cleco Corp.	44,400	957,708
New Jersey Resources Corp.	16,500	796,125

		3,054,406

Total Common Stocks
(Identified cost $111,487,292)		123,178,809

	Principal
	Amount
	(000)

Repurchase Agreement—4.8%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$6,190,000 United States Treasury
Note, 4.00%, 11/15/12, with a
value of $6,290,588)
Proceeds of $6,165,445
(Identified cost $6,165,000)	$6,165	6,165,000

Total Investments—101.3%
(Identified cost $117,652,292) (b)		$129,343,809
Liabilities in Excess of Cash
and Other Assets—(1.3)%		(1,609,761)

Net Assets—100.0%		$127,734,048

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—95.9%
Belgium—0.8%
InBev NV	52,600	$1,781,134

Finland—3.7%
Nokia Oyj	494,700	8,294,879

France—14.9%
Axa	92,100	2,304,722
Carrefour SA	64,400	3,126,429
Credit Agricole SA	100,800	2,557,821
France Telecom SA	157,800	4,615,538
Lagardere SCA	32,830	2,434,419
Sanofi-Aventis	38,708	3,181,917
Schneider Electric SA	36,500	2,755,166
Total SA	35,093	8,254,897
Vivendi Universal SA	148,100	4,672,484

Total France		33,903,393

Germany—10.1%
Commerzbank AG	57,300	1,245,889
Deutsche Telekom AG	274,800	5,090,103
E.ON AG	42,300	3,773,187
Schering AG	48,400	2,981,335
Siemens AG	74,900	5,471,489
Volkswagen AG	96,100	4,400,107

Total Germany		22,962,110

Ireland—2.1%
Bank of Ireland	134,700	2,188,459
CRH PLC	99,547	2,645,338

Total Ireland		4,833,797

Italy—3.7%
Eni SpA	183,775	4,741,200
Telecom Italia SpA	1,176,100	3,673,519

Total Italy		8,414,719

Japan—21.3%
Aiful Corp.	27,525	2,054,253
East Japan Railway Co.	382	1,964,985
Fanuc, Ltd.	56,400	3,588,304
Fujitsu, Ltd.	449,800	2,362,455
Hoya Corp.	31,400	3,627,109
Mitsubishi Tokyo Financial Group, Inc.	398	3,379,821
Murata Manufacturing Co., Ltd.	66,300	3,380,516
Nomura Holdings, Inc.	259,100	3,102,840
NTT DoCoMo, Inc.	1,370	2,027,615
Shin-Etsu Chemical Co., Ltd.	30,300	1,151,187
Shinsei Bank, Ltd.	389,000	2,099,287
Sony Corp.	95,800	3,302,554
Takeda Pharmaceutical Co., Ltd.	83,500	4,144,482
The Joyo Bank, Ltd.	213,000	1,041,837
The Sumitomo Trust and
Banking Co., Ltd.	307,000	1,870,093
Tokyo Gas Co., Ltd.	836,000	3,130,945
Toyota Motor Corp.	175,700	6,294,820

Total Japan		48,523,103

Netherlands—4.3%
Heineken NV	91,063	2,815,667
Royal Dutch Petroleum Co.	105,400	6,890,532

Total Netherlands		9,706,199

Norway—1.2%
Statoil ASA	131,800	2,691,318

Singapore—1.2%
Oversea-Chinese Banking Corp., Ltd.	392,460	2,698,119

Switzerland—9.9%
Compagnie Financiere Richemont AG,
A Shares	71,400	2,402,108
Credit Suisse Group	139,070	5,487,463
Nestle SA	23,000	5,888,689
Novartis AG	137,200	6,538,178
Zurich Financial Services AG (a)	13,300	2,292,280

Total Switzerland		22,608,718

United Kingdom—22.7%
Barclays PLC	582,400	5,798,988
BP PLC	445,020	4,634,495
Cadbury Schweppes PLC	328,540	3,138,790
Cobham PLC	47,240	1,198,155
Diageo PLC	413,775	6,103,948
GlaxoSmithKline PLC	162,300	3,930,254
HSBC Holdings PLC	338,286	5,396,607
Imperial Tobacco Group PLC	118,380	3,189,217
Marks & Spencer Group PLC	521,600	3,370,463
National Grid Transco PLC	103,000	998,806
Prudential PLC	291,083	2,589,191
Royal Bank of Scotland Group PLC	219,200	6,624,375
Unilever PLC	474,700	4,581,964

Total United Kingdom		51,555,253

Total Common Stocks
(Identified cost $201,406,564)		217,972,742

Preferred Stock—1.1%
Germany—1.1%
Porsche AG
(Identified cost $1,914,951)	3,260	2,453,437

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Retirement International Equity Portfolio
(concluded)
Repurchase Agreement—3.8%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$8,655,000 United States Treasury
Note, 4.25%, 08/15/14, with a
value of $8,979,563)
Proceeds of $8,800,636
(Identified cost $8,800,000)	$8,800	$8,800,000

Total Investments—100.8%
(Identified cost $212,121,515) (b)		$229,226,179
Liabilities in Excess of Cash
and Other Assets—(0.8)%		(1,877,823)

Net Assets—100.0%		$227,348,356

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—88.3%
Brazil—9.5%
All America Latina Logistica	11,300	$332,516
Brasil Telecom Participacoes SA ADR	15,000	541,500
Companhia de Bebidas das
Americas ADR	2,754	70,117
Companhia de Concessoes
Rodoviarias	14,000	325,353
Companhia Vale do Rio Doce ADR	28,900	846,192
Empresa Brasileira de Aeronautica
SA ADR	10,000	330,700
Grendene SA	18,700	128,758
Petroleo Brasileiro SA ADR	22,300	1,162,499
Souza Cruz SA	41,200	498,971

Total Brazil		4,236,606

Canada—1.1%
PetroKazakhstan, Inc., Class A	13,900	508,462

Chile—0.8%
Administradora de Fondos de
Pensiones Provida SA Sponsored ADR	13,560	344,966

China—3.0%
China Techfaith Wireless
Communication Technology, Ltd.
ADR (a)	17,400	283,098
People’s Food Holdings, Ltd.	845,000	435,696
Yanzhou Coal Mining Co., Ltd	760,000	596,401

Total China		1,315,195

Egypt—4.2%
Commercial International Bank	76,300	632,266
Orascom Construction Industries	11,600	336,435
Orascom Telecom Holding SAE	8,798	891,571

Total Egypt		1,860,272

Hong Kong—4.3%
China Netcom Group Corp.
(Hong Kong), Ltd.	235,000	341,618
CNOOC, Ltd. ADR	5,800	344,056
Hutchison Telecommunications
International, Ltd. (a)	306,000	303,115
Pacific Basin Shipping, Ltd.	747,000	355,563
Texwinca Holdings, Ltd.	658,000	545,984

Total Hong Kong		1,890,336

Hungary—2.1%
Gedeon Richter Rt.	2,800	412,079
MOL Magyar Olaj-es Gazipari Rt.	6,100	512,334

Total Hungary		924,413

India—7.9%
Hero Honda Motors, Ltd.	26,050	346,475
Hindalco Industries, Ltd. GDR (c)	18,500	478,225
Hindustan Lever, Ltd.	93,700	352,560
Reliance Industries, Ltd.	53,900	795,732
Satyam Computer Services, Ltd.	59,582	695,443
State Bank of India	54,600	855,856

Total India		3,524,291

Indonesia—3.5%
PT Bank Mandiri	1,674,500	257,351
PT Telekomunikasi Indonesia
Sponsored ADR	61,400	1,280,190

Total Indonesia		1,537,541

Israel—1.4%
Bank Hapoalim, Ltd.	197,900	621,354

Mexico—6.0%
America Telecom SA de CV, Series
A1 Shares (a)	101,600	324,109
Fomento Economico Mexicano
SA de CV Sponsored ADR	9,335	556,086
Grupo Televisa SA Sponsored ADR	8,800	546,392
Kimberly-Clark de Mexico SA
de CV, Series A Shares	79,700	272,729
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	16,900	319,241
Urbi, Desarrollos Urbanos,
SA de CV (a)	121,400	666,099

Total Mexico		2,684,656

Morocco—0.6%
Maroc Telecom	28,700	263,572

Peru—0.8%
Credicorp, Ltd.	18,800	373,932

Philippines—0.7%
Philippine Long Distance Telephone
Co. Sponsored ADR	10,300	299,215

Russia—4.4%
AFK Sistema Sponsored GDR (c)	20,400	334,560
LUKOIL Sponsored ADR	21,380	786,998
Mobile TeleSystems Sponsored ADR .	20,600	693,190
Wimm-Bill-Dann Foods OJSC ADR (a)	9,000	147,870

Total Russia		1,962,618

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
South Africa—9.0%
Edgars Consolidated Stores, Ltd.	13,400	$582,190
Impala Platinum Holdings, Ltd.	9,000	805,107
Kumba Resources, Ltd.	43,300	377,613
Old Mutual PLC	308,900	675,499
Sanlam, Ltd.	131,900	232,033
Sasol, Ltd.	18,600	503,904
Steinhoff International Holdings, Ltd.	362,603	836,736

Total South Africa		4,013,082

South Korea—18.6%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	6,900	259,785
GS Engineering & Construction Corp.	9,600	316,749
Hite Brewery Co., Ltd.	3,500	302,080
Hyundai Motor Co.	9,050	503,508
Kangwon Land, Inc.	31,900	456,817
Kookmin Bank	29,590	1,347,082
KT Corp. Sponsored ADR	17,390	373,885
LG Chem, Ltd.	8,400	307,228
LG Electronics, Inc.	4,500	286,502
LG Household & Health Care, Ltd.	14,600	579,197
LG.Philips LCD Co., Ltd. ADR (a)	12,500	285,750
POSCO ADR	10,890	478,833
Samsung Electronics Co., Ltd. GDR	400	95,700
Samsung Electronics Co., Ltd. GDR (c)	7,726	1,848,445
Samsung Fire & Marine
Insurance Co., Ltd.	6,542	531,083
Samsung SDI Co., Ltd.	2,860	268,704

Total South Korea		8,241,348

Taiwan—6.1%
Advantech Co., Ltd.	178,645	423,791
Chinatrust Financial Holding Co., Ltd.	271,080	295,812
Delta Electronics, Inc.	179,000	278,277
Delta Electronics, Inc. Sponsored GDR	31,552	245,348
Fubon Financial Holding Co., Ltd.	373,000	363,379
Hon Hai Precision Industry Co., Ltd.	132,249	688,111
Taiwan Semiconductor
Manufacturing Co., Ltd.	237,299	413,568

Total Taiwan		2,708,286

Thailand—0.6%
Thai Union Frozen Products PCL	413,800	275,399

Turkey—2.8%
Akbank TAS	126,500	729,352
Turkcell Iletisim Hizmetleri AS ADR	40,833	516,533

Total Turkey		1,245,885

Venezuela—0.9%
Compania Anonima Nacional
Telefonos de Venezuela ADR	20,485	387,986

Total Common Stocks
(Identified cost $32,741,613)		39,219,415

Preferred Stocks—7.8%
Brazil—7.8%
Caemi Mineracao e Metalurgia SA	1,355,250	1,262,566
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	10,400	206,856
Companhia de Bebidas das
Americas ADR	18,370	567,633
Companhia Paranaense de
Energia-Copel Sponsored ADR	94,600	530,706
Telemar Norte Leste SA	24,942	595,693
Usinas Siderurgicas de Minas
Gerais SA	18,600	300,089

Total Brazil		3,463,543

Total Preferred Stocks
(Identified cost $2,456,574)		3,463,543

	Principal
	Amount
	(000)

Repurchase Agreement—5.6%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$2,455,000 United States Treasury
Note, 4.25%, 08/15/14, with a
value of $2,547,063)
Proceeds of $2,495,180
(Identified cost $2,495,000)	$2,495	2,495,000

Total Investments—101.7%
(Identified cost $37,693,187) (b)		$45,177,958
Liabilities in Excess of Cash
and Other Assets—(1.7)%		(738,488)

Net Assets—100.0%		$44,439,470

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
June 30, 2005 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$4,252,012	$531,253	$147,718	$383,535
Retirement Small Cap	117,652,292	15,423,790	3,732,273	11,691,517
Retirement International Equity	212,121,515	20,890,079	3,785,415	17,104,664
Retirement Emerging Markets	37,693,187	7,947,297	462,526	7,484,771

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

Security Abbreviations:
ADR —American Depositary Receipt
GDR—Global Depositary Receipt
REIT —Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2005 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio
Industry
Aerospace & Defense	0.5%	0.8%
Apparel & Textiles	—	2.8
Automotive	5.8	1.9
Banking	17.8	11.5
Brewery	2.0	3.4
Building & Construction	1.2	3.0
Chemicals	0.5	3.6
Computer Software	—	1.6
Computers & Business Equipment	1.0	—
Diversified	2.4	—
Drugs & Health Care	9.1	0.9
Electronics	4.2	1.8
Financial Services	2.3	3.1
Food & Beverages	8.7	1.9
Forest & Paper Products	—	0.6
Household Products & Home Furnishings	—	4.0
Insurance	3.2	1.7
Leisure & Entertainment	—	1.0
Metals & Mining	—	11.6
Multimedia	3.1	1.2
Oil & Gas	12.0	7.5
Retail	3.9	0.5
Semiconductors & Components	3.1	9.1
Shipbuilding	—	0.6
Telecommunications	6.8	16.8
Telecommunications Equipment	3.6	0.6
Tobacco	1.4	1.1
Transportation	0.9	2.3
Utilities	3.5	1.2

Subtotal	97.0	96.1
Repurchase Agreements	3.8	5.6

Total Investments	100.8%	101.7%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
June 30, 2005 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,635,547	$129,343,809	$229,226,179	$45,177,958
Cash	27	91	808	81
Foreign currency	—	—	122,048	262,699
Receivables for:
Investments sold	—	627,330	1,296,419	882,853
Dividends and interest	5,614	93,714	596,384	172,631
Capital stock sold	110	14,814	138,646	19,126
Amount due from Investment Manager	5,125	—	—	—

Total assets	4,646,423	130,079,758	231,380,484	46,515,348

LIABILITIES
Payables for:
Management fees.	—	80,493	140,779	21,998
Accrued distribution fees	967	25,879	45,731	8,444
Accrued directors’ fees	21	307	517	6
Investments purchased	13,290	2,060,099	3,746,891	1,984,236
Capital stock repurchased	4,815	123,921	2,570	2,241
Other accrued expenses and payables	22,094	55,011	95,640	58,953

Total liabilities	41,187	2,345,710	4,032,128	2,075,878

Net assets	$4,605,236	$127,734,048	$227,348,356	$44,439,470

NET ASSETS
Paid in capital	$4,586,829	$103,112,600	$197,292,925	$32,573,923
Undistributed (distributions in excess of)
net investment income	48,939	(100,846)	4,229,555	596,328
Accumulated undistributed net realized gain (loss)	(414,067)	13,030,777	8,737,329	3,785,500
Net unrealized appreciation (depreciation) on:
Investments	383,535	11,691,517	17,104,664	7,484,771
Foreign currency	—	—	(16,117)	(1,052)

Net assets	$4,605,236	$127,734,048	$227,348,356	$44,439,470

Shares of capital stock outstanding*	433,932	7,570,256	19,654,917	2,938,837
Net asset value, offering and redemption price per share	$10.61	$16.87	$11.57	$15.12
Cost of investments in securities	$4,252,012	$117,652,292	$212,121,515	$37,693,187
Cost of foreign currency.	$—	$—	$122,048	$112,010

*	$0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the six months ended June 30, 2005 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$42,106	$497,348	$3,914,462	$700,876
Interest	1,669	66,383	89,664	22,372

Total investment income*	43,775	563,731	4,004,126	723,248

Expenses:
Management fees.	17,677	424,192	802,599	181,934
Distribution fees	5,892	141,397	267,533	45,483
Custodian fees	18,790	56,907	146,954	101,738
Administration fees	19,144	29,908	39,999	22,235
Professional services	13,914	31,658	46,954	18,539
Shareholders’ services	7,022	7,493	7,063	7,217
Shareholders’ reports	219	5,657	11,077	1,786
Directors’ fees and expenses	224	5,130	9,700	1,548
Other	417	2,205	3,837	877

Total gross expenses	83,299	704,547	1,335,716	381,357
Management fees waived and expenses reimbursed	(44,317)	—	—	(90,263)
Administration fees waived	(9,375)	—	—	—
Expense reductions	(145)	(296)	(671)	—

Total net expenses	29,462	704,251	1,335,045	291,094

Net investment income (loss)	14,313	(140,520)	2,669,081	432,154

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	290,896	3,787,372	5,698,411	2,293,622
Foreign currency.	—	—	(116,975)	(23,375)
Net change in unrealized appreciation (depreciation) on:
Investments	(371,422)	(1,968,323)	(13,898,205)	141,452
Foreign currency	—	—	(26,356)	(96)

Net realized and unrealized gain on investments and
foreign currency	(80,526)	1,819,049	(8,343,125)	2,411,603

Net increase (decrease) in net assets resulting
from operations	$(66,213)	$1,678,529	$(5,674,044)	$2,843,757

* Net of foreign withholding taxes of	$114	$335	$589,720	$57,216

** Net of foreign capital gains taxes of	$—	$—	$—	$4,247

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$14,313	$34,626	$(140,520)	$(311,446)
Net realized gain on investments	290,896	360,960	3,787,372	12,747,580
Net change in unrealized appreciation (depreciation)
on investments	(371,422)	122,238	(1,968,323)	987,411

Net increase (decrease) in net assets resulting
from operations	(66,213)	517,824	1,678,529	13,423,545

Distributions to shareholders:
From net investment income	—	(28,362)	—	—

Net decrease in net assets resulting from distributions	—	(28,362)	—	—

Capital stock transactions:
Net proceeds from sales	744,480	903,217	13,430,729	33,080,756
Net proceeds in connection with acquisition of
Phoenix-Lazard Small-Cap Value Series	—	—	12,046,680	—
Net proceeds from reinvestment of distributions	—	28,362	—	—
Cost of shares redeemed	(955,786)	(1,128,942)	(10,403,761)	(12,157,934)

Net increase (decrease) in net assets from
capital stock transactions	(211,306)	(197,363)	15,073,648	20,922,822

Total increase (decrease) in net assets	(277,519)	292,099	16,752,177	34,346,367
Net assets at beginning of period	4,882,755	4,590,656	110,981,871	76,635,504

Net assets at end of period*	$4,605,236	$4,882,755	$127,734,048	$110,981,871

*Includes undistributed (distributions in excess of)
net investment income	$48,939	$34,626	$(100,846)	$39,674

Shares issued and repurchased:
Shares outstanding at beginning of period	454,488	474,564	6,567,766	5,208,046

Shares sold	69,727	90,351	863,427	2,159,611
Shares issued in connection with acquisition
of Phoenix-Lazard Small-Cap Value Series	—	—	771,728	—
Shares issued to shareholders from reinvestment
of distributions	—	2,976	—	—
Shares repurchased	(90,283)	(113,403)	(632,665)	(799,891)

Net increase (decrease)	(20,556)	(20,076)	1,002,490	1,359,720

Shares outstanding at end of period	433,932	454,488	7,570,256	6,567,766

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005	December 31,	June 30, 2005	December 31,
	(unaudited)	2004	(unaudited)	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,669,081	$1,727,049	$432,154	$237,767
Net realized gain on investments and
foreign currency	5,581,436	13,046,803	2,270,247	2,435,775
Net change in unrealized appreciation (depreciation)
on investments and foreign currency.	(13,924,561)	10,931,367	141,356	3,884,155

Net increase (decrease) in net assets resulting
from operations	(5,674,044)	25,705,219	2,843,757	6,557,697

Distributions to shareholders:
From net investment income	—	(902,561)	—	(149,218)

Net decrease in net assets resulting from distributions	—	(902,561)	—	(149,218)

Capital stock transactions:
Net proceeds from sales	27,715,527	53,897,043	14,677,392	15,109,672
Net proceeds from reinvestment of distributions	—	902,561	—	149,218
Cost of shares redeemed.	(1,317,999)	(3,420,702)	(4,791,660)	(5,894,616)

Net increase in net assets from capital stock transactions	26,397,528	51,378,902	9,885,732	9,364,274

Total increase in net assets	20,723,484	76,181,560	12,729,489	15,772,753
Net assets at beginning of period	206,624,872	130,443,312	31,709,981	15,937,228

Net assets at end of period*	$227,348,356	$206,624,872	$44,439,470	$31,709,981

*Includes undistributed net investment income	$4,229,555	$1,560,474	$596,328	$164,174

Shares issued and repurchased:
Shares outstanding at beginning of period	17,398,250	12,557,244	2,279,740	1,485,424

Shares sold	2,369,742	5,070,060	1,004,930	1,304,409
Shares issued to shareholders from reinvestment
of distributions	—	90,528	—	14,198
Shares repurchased	(113,075)	(319,582)	(345,833)	(524,291)

Net increase	2,256,667	4,841,006	659,097	794,316

Shares outstanding at end of period	19,654,917	17,398,250	2,938,837	2,279,740

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/05†	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$10.74	$9.67	$7.85	$9.38	$10.20	$11.53

Income (loss) from investment operations:
Net investment income	0.04	0.08	0.06	0.06	0.06	0.07
Net realized and unrealized gain (loss)	(0.17)	1.05	1.82	(1.58)	(0.82)	(0.10)

Total from investment operations	(0.13)	1.13	1.88	(1.52)	(0.76)	(0.03)

Less distributions from:
Net investment income	—	(0.06)	(0.06)	(0.01)	(0.06)	(0.07)
Net realized gains	—	—	—	—	—	(1.23)

Total distributions	—	(0.06)	(0.06)	(0.01)	(0.06)	(1.30)

Net asset value, end of period	$10.61	$10.74	$9.67	$7.85	$9.38	$10.20

Total Return (a)	(1.21)%	11.79%	24.01%	(16.25)%	(7.47)%	(0.09)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,605	$4,883	$4,591	$3,750	$5,015	$3,232
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	3.53%	3.58%	3.89%	3.74%	3.25%	5.07%
Net investment income (c)	0.61%	0.75%	0.73%	0.58%	0.63%	0.74%
Portfolio turnover rate	39%	59%	56%	94%	141%	133%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/05†	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$16.90	$14.71	$10.72	$13.08	$11.75	$9.82

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	— (b)	— (b)	0.01	0.01	0.03
Net realized and unrealized gain (loss)	(0.01)	2.19	3.99	(2.32)	2.15	2.03

Total from investment operations	(0.03)	2.19	3.99	(2.31)	2.16	2.06

Less distributions from:
Net investment income	—	—	—	—	(0.01)	(0.03)
Net realized gains	—	—	—	(0.05)	(0.82)	(0.10)

Total distributions	—	—	—	(0.05)	(0.83)	(0.13)

Net asset value, end of period	$16.87	$16.90	$14.71	$10.72	$13.08	$11.75

Total Return (a)	(0.18)%	14.89%	37.22%	(17.68)%	18.63%	21.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,734	$110,982	$76,636	$47,453	$42,164	$15,205
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	1.25%	1.28%	1.37%	1.42%	1.67%	2.76%
Net investment income (loss) (c)	(0.25)%	(0.35)%	0.03%	(0.17)%	0.09%	0.42%
Portfolio turnover rate	40%	98%	78%	108%	78%	67%
†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/05†	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$11.88	$10.39	$8.11	$9.09	$12.01	$13.49

Income (loss) from investment operations:
Net investment income	0.13	0.09	0.04	0.05	0.01	0.10
Net realized and unrealized gain (loss)	(0.44)	1.46	2.27	(1.02)	(2.90)	(1.40)

Total from investment operations	(0.31)	1.55	2.31	(0.97)	(2.89)	(1.30)

Less distributions from:
Net investment income	—	(0.06)	(0.03)	(0.01)	— (b)	(0.08)
Net realized gains	—	—	—	—	(0.03)	(0.10)

Total distributions	—	(0.06)	(0.03)	(0.01)	(0.03)	(0.18)

Net asset value, end of period	$11.57	$11.88	$10.39	$8.11	$9.09	$12.01

Total Return (a)	(2.61)%	14.98%	28.52%	(10.71)%	(24.06)%	(9.62)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227,348	$206,625	$130,443	$48,913	$32,311	$20,937
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	1.25%	1.29%	1.40%	1.65%	1.94%	2.32%
Net investment income (c)	2.49%	1.05%	1.25%	0.98%	0.50%	0.72%
Portfolio turnover rate	28%	53%	38%	49%	58%	32%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/05†	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$13.91	$10.73	$7.02	$7.17	$7.59	$11.01

Income (loss) from investment operations:
Net investment income	0.13	0.05	0.10	0.05	0.03	0.03
Net realized and unrealized gain (loss)	1.08	3.21	3.61	(0.16)	(0.42)	(3.12)

Total from investment operations	1.21	3.26	3.71	(0.11)	(0.39)	(3.09)

Less distributions from:
Net investment income	—	(0.08)	— (b)	(0.04)	(0.03)	(0.01)
Net realized gains	—	—	—	—	—	(0.32)

Total distributions	—	(0.08)	—	(0.04)	(0.03)	(0.33)

Net asset value, end of period	$15.12	$13.91	$10.73	$7.02	$7.17	$7.59

Total Return (a)	8.70%	30.59%	52.94%	(1.50)%	(5.07)%	(28.07)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,439	$31,710	$15,937	$7,965	$4,907	$4,789
Ratios to average net assets:
Net expenses (c)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses (c)	2.10%	2.36%	2.96%	3.92%	4.21%	4.15%
Net investment income (c)	2.38%	1.13%	1.69%	0.95%	0.52%	0.42%
Portfolio turnover rate	28%	43%	41%	53%	63%	54%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of seven no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other three Portfolios had not commenced operations as of June 30, 2005.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2004, the following Portfolio had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

Equity	$521,864	$114,878

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2004, the Equity Portfolio elected to defer net capital and currency losses of $2,482 arising between November 1, 2004 and December 31, 2004.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an interim investment management agreement (the “Interim Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. The Interim Management Agreement requires all management fees earned by the Investment Manager to be escrowed pending shareholder approval of a new management agreement with the Investment Manager as a result of the initial public offering of securities of a parent company of the Investment Manager and other related changes in the structure of the Lazard organization which occurred on May 5, 2005. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
June 30, 2005 (unaudited)

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for the Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor of each Portfolio’s shares and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act (the “Plan”), each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or former employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2005 were as follows:

Portfolio	Purchases	Sales

Equity	$ 1,809,703	$ 1,997,701
Small Cap	59,735,763	43,847,228
International Equity	84,131,799	57,916,343
Emerging Markets	20,259,815	9,932,803

For the period ended June 30, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. To the extent a Portfolio invests in companies in emerging market countries, it is exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Reorganization

On April 29, 2005, Small Cap Portfolio acquired the net assets of Phoenix-Lazard Small-Cap Value Series (“Phoenix Portfolio”), a series of The Phoenix Edge Series Fund, pursuant to a plan of reorganization approved by Phoenix Portfolio shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 771,728 shares (valued at $12,046,680) of Small Cap Portfolio for the 960,107 shares of Phoenix Portfolio outstanding on April 29, 2005. Phoenix Portfolio's net assets at that date, including $714,260 of unrealized appreciation and $254,282 of accumulated realized net gain, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Phoenix Portfolio immediately before the reorganization were $104,311,297 and $12,046,680, respectively. The aggregate net assets of Small Cap Portfolio immediately after the reorganization were $116,357,977.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York, an advertis-
ing agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Colonial Williamsburg Co.; Director, Lazard Alternative Strategies
Fund, LLC; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director,
Independent Bank, Memphis.

Interested Directors(3):

Norman Eig (64)	Chairman of the Board	Private Investor; Senior Adviser of the Investment Manager from January 2005 to April 2005; Chairman of the Investment Manager from March 2004 to Jan-
uary 2005; previously Co-Chief Executive Officer of the Investment Manager
and Member of the Management Committee of Lazard.

Charles Carroll (44)	Director and President	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager since March 2004; previ-
ously Head of New Products and Strategic Planning of Lazard from June
2003 to March 2004; Co-Chief Executive Officer North America of Dresdner
Kleinwort Wasserstein from 2001 to end of 2002, and was a member of its
Global Corporate and Markets Board and the Global Executive Committee;
Deputy Chairman of Wasserstein Perella Group from 1989 to 2001 and Chief
Executive Officer of Wasserstein Perella Securities from 1995 to 2001.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director became a Director in April 1997, except that Mr. Solmson became a Director in September 2004, Mr. Carroll became Director and President in June 2004 and Mr. Bhutani became a Director in July 2005, and serves as a Director for each of the Lazard Funds (total comprised of 19 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for the other Lazard Funds.
(3)	Mr. Eig, Mr. Carroll and Mr. Bhutani are "interested persons" (as defined in the Act) of the Fund ("Interested Directors") because of their positions, or former position in the case of Mr. Eig, with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President	Managing Director and General Counsel of the Investment Manager;
	and Secretary	Associate at Schulte Roth & Zabel LLP, a law firm, from September 1997
	since April 2002	to October 2000.

John H. Blevins (40)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Director of Compliance for North America, Citi Asset Management
	since September 2004	Group, from November 1999 to July 2000.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.
since April 2003

Brian D. Simon (43)	Assistant Secretary	Director of Legal Affairs of the Investment Manager; Vice President, Law &
	since November 2002	Regulation at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
	since April 2005	Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	since December 2004	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board of Directors held on February 15, 2005, the Board considered the approval of the new Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager (the “New Management Agreement”) as a result of the initial public offering of securities of a parent company of the Investment Manager and other related changes in the structure of the Lazard organization which occurred on May 5, 2005 (the “Restructuring”). The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager. A shareholder meeting to approve the New Management Agreement is scheduled for September 15, 2005.

At a meeting of the Fund’s Board of Directors held on April 19, 2005, the Board considered the approval of the Interim Management Agreement under conclusions and determinations substantially identical to those described below for the New Management Agreement, largely by reference to information presented and discussed at the Board meeting on February 15, 2005 supporting the same conclusions and determinations for the Interim Management Agreement. Representatives of the Investment Manager had confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a brief discussion of the Investment Manager and its clients (of which the Lazard Funds comprise approximately $4 billion of the approximately $73 billion of total assets under the management of the Investment Manager and its global affiliates) and outlining the Investment Manager’s global structure, including technology and operational support and expanded marketing and distribution channels, all of which provide realized benefits through investment in the Investment Manager’s investment advisory business. The Directors agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a $4 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure.

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

The Directors assessed the implications of the Restructuring for the Investment Manager and its ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Restructuring on the Investment Manager’s personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of the Investment Manager that the Restructuring would not adversely affect the Investment Manager’s ability to fulfill its obligations under the New Management Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Management Agreement, and the fees paid thereunder, are substantively identical in all respects to the previous management agreement between the Fund and the Investment Manager (the “Previous Management Agreement”), except for the time periods covered by the agreements.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

Performance. The Directors noted that the Portfolios each had achieved competitive long-term performance on a relative basis. It also was noted that each Portfolio, other than as discussed below, is generally within the median ranges of the relevant Lipper comparison group and Lipper category ranking.

It was noted that the performance of the Small Cap Portfolio is generally around the median ranges of the relevant comparison group, but has tended to be below in certain time periods. Representatives of the Investment Manager stated that, in order to address the Portfolio’s performance, the Investment Manager has changed the composition of the portfolio management team, including adding additional personnel. The Investment Manager’s representatives stated that the Investment Manager believes that the Portfolio will provide satisfactory overall performance over longer periods and that the Portfolio’s personnel and performance are, and would continue to be, closely monitored by the Investment Manager.

Advisory Fees and Expenses. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, which were proposed to be the same under the New Management Agreement as under the Previous Management Agreement, and it was noted that they are generally within the median ranges of each Portfolio’s comparison group and Lipper category average. The Investment Manager’s representatives noted that the advisory fees for the Portfolios are competitive within each Portfolio’s Lipper comparison group and that, in order to maintain such competitiveness, the Investment Manager is continuing to provide fee waivers and expense reimbursements for each Portfolio.

An extended discussion of the fees to be charged and services to be provided under the New Management Agreement ensued. The Directors considered and evaluated the historical performance and expense ratios of the Portfolios. They agreed with the Investment Manager’s characterization of the Portfolios’ performance and expense ratios compared to the Portfolios’ respective comparison groups, and agreed that the fees charged were reasonable in light of the services provided by the Investment Manager and the Portfolios’ overall performance.

The Directors also considered comparison groups composed solely of funds sub-advised by the Investment Manager in the same Lipper category as each Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds sub-advised by the Investment Manager, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the costs to and profits realized by the Investment Manager and its affiliates resulting from the Previous Management Agreement, reviewing the dollar amount of expenses allocated and profit received by the Investment Manager and the method used to

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

determine such expenses and profit. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, including Lazard, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that Lazard is used for very limited brokerage purposes and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall performance and generally superior service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability with respect to each Portfolio under the Previous Management Agreement as part of their evaluation of whether the Portfolio’s fee under the New Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted. The Directors also considered potential benefits to the Investment Manager and its affiliates from the Investment Manager acting as investment adviser to the Portfolios.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $73 billion asset management business.
  The Board determined that the Restructuring of the Investment Manager’s parent companies would not be a detriment to the Investment Manager’s ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as provided under the Previous Management Agreement, and that the Restructuring would not adversely affect the Investment Manager’s ability to fulfill its obligations under the New Management Agreement and to operate its business in a manner consistent with past practices.
  The Board was satisfied with each Portfolio’s overall performance, which, except as discussed, was generally within the median ranges of the relevant comparison group and Lipper category ranking. The Board was satisfied with the Investment Manager’s efforts to improve performance and monitor and resolve short-term issues with respect to the Small Cap Portfolio.
  The Board concluded that each Portfolio’s fee paid to the Investment Manager, which were proposed to be the same under the New Management Agreement as under the Previous Management Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund.

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

  The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund’s material business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112- 6300	www.LazardNet.com
R T 0 3 1 0 1

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
MANAGEMENT INVESTMENTCOMPANIES.

         Not applicable.

         ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

                  Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            The Registrant has a Nominating Committee (the "Committee") of the
Board of Directors (the "Board"), which is currently comprised of all of the
Directors who are not "interested persons" (as

defined in the Investment Company Act of 1940, as amended) of the Registrant.
The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New
York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for
Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the
Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the most recently ended fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By       /s/ Charles Carroll
         ------------------------------
         Charles Carroll
         Chief Executive Officer

Date     August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Charles Carroll
         ------------------------------
         Charles Carroll
         Chief Executive Officer

Date     August 24, 2005

By       /s/ Stephen St. Clair
         ------------------------------
         Stephen St. Clair
         Chief Financial Officer

Date     August 24, 2005